Exhibit 1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: February 4, 2022

Thrive Capital Partners II, L.P.

By:	Thrive Partners II GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners III, L.P.

By:	Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners V, L.P.

By:	Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners VI Growth, L.P.

By:	Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners VII Growth, L.P.

By:	Thrive Partners VII Growth GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount TW, L.P.

By:	Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount V Associates, L.P.

By:	Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount VI Associates, L.P.

By:	Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount VII Associates, L.P.

By:	Thrive Partners VII GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners II GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VII Growth GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VII GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

/s/ Joshua Kushner
Joshua Kushner